UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 29, 2009
CREDIT ACCEPTANCE CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25505 West Twelve Mile Road Southfield, Michigan (Address of principal executive offices)		48034-8339 (Zip Code)
Registrant’s telephone number, including area code: 248-353-2700
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On April 29, 2009, Credit Acceptance Corporation (the “Company”), issued a press release announcing its financial results for the three months ended March 31, 2009. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
              99.1 Press Release dated April 29, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION
By:	/s/ Kenneth S. Booth
Kenneth S. Booth
Chief Financial Officer May 1, 2009